Dreyfus Balanced
      Fund, Inc.


      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Securities Sold Short

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Balanced
                                                                      Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This semiannual report for Dreyfus Balanced Fund, Inc. covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the fund, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the fund.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



Stephen E. Canter
Chairman and Chief Executive Officer

The Dreyfus Corporation

March 17, 2003

2

DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Team

How did Dreyfus Balanced Fund, Inc. perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced a -5.04% total return.(1) This compares with the performance of the fund's benchmark, a customized blended index, which produced a -2.48% total return. The Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), which composed 60% of our blended index, provided a -7.29% total return for the six months ended February 28, 2003.(2) The Lehman Brothers Aggregate Bond Index, which composed 40% of our blended index, produced a 4.74% total return for the same period.(3)

We attribute these results to an unfavorable environment for most stocks during a reporting period in which we emphasized stocks over bonds. The performance of the fund' s fixed-income investments could not fully offset the fund's equity losses, so the fund's total return trailed that of its blended benchmark.

What is the fund's investment approach?

The fund seeks long-term capital growth and current income. To pursue this goal, the fund invests in equity and fixed-income securities of U.S. and foreign issuers. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. However, under normal market conditions, the fund's equity investments will range from 40% to 75% of its portfolio, with a benchmark allocation of 60% . Fixed-income investments (including cash and cash equivalents) will range from 25% to 60%, with a benchmark allocation of 40%.

In allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class, including interest-rate-adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued or a more attractive opportunity has been identified.

To select fixed-income investments for the fund, we review the terms of the instruments and evaluate the creditworthiness of the issuers, considering all factors that we deem relevant, including, as applicable, a review of the issuer' s cash flow; the level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the issuer's industry.

Up to 20% of the fund's fixed-income portfolio may be invested in securities rated below investment grade (BB/Ba and lower, commonly referred to as "high-yield" or "junk" bonds), but no lower than B, or the unrated equivalent as determined by Dreyfus at the time of purchase.

What other factors influenced the fund's performance?

A gradually improving U.S. economy led us to allocate a relatively high percentage of the fund' s assets to stocks. However, stocks failed to advance when concerns regarding an impending war with Iraq intensified, and the sustainability of the economy's growth remained uncertain. The fund's relative performance particularly suffered in fall 2002, when a brief market rally drove comparatively risky telecommunications and technology stocks higher. Those types of stocks failed to meet our investment criteria, and as a result, the fund generally avoided those types of holdings. On the other hand, the fund gained ground on its benchmark with good individual stock selections among retailers and oil-and-gas exploration and production companies.

4

On the fixed-income side, falling bond yields generated modest levels of price appreciation. The fixed-income portion of the portfolio produced higher returns than the Lehman Brothers Aggregate Bond Index, primarily because of strong returns from corporate bonds and commercial mortgage-backed securities. In addition, the fund's average duration -- a measure of sensitivity to changing interest rates -- was slightly longer than the Lehman Brothers Aggregate Bond Index for most of the reporting period, enhancing the fund's ability to maintain higher existing yields as interest rates fell.

What is the fund's current strategy?

As of the end of the reporting period, we continued to emphasize stocks over bonds. We are finding what we consider to be a relatively large number of attractive equity investments in the technology, energy, and materials and processing areas, and relatively fewer in the more defensive areas of industrials, utilities, health care and consumer staples. Among bonds, we continue to focus on corporate securities, especially from industrial and financial issuers. The average effective duration of the fixed-income portion of the fund as of February 28, 2003, was slightly longer than the Lehman Brothers Aggregate Bond Index. We believe that these strategies may position the fund to benefit from stronger economic growth when the situation in Iraq is resolved.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)


COMMON STOCKS--68.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--8.8%

AOL Time Warner                                                                                  57,500  (a)             650,900

Best Buy                                                                                         10,000  (a)             290,700

CDW Computer Centers                                                                             11,000  (a)             480,260

Carnival                                                                                         40,000                  918,800

Clear Channel Communications                                                                     23,520  (a)             858,715

Comcast, Cl. A                                                                                   20,745  (a)             606,169

General Motors                                                                                    9,000                  303,930

Home Depot                                                                                       19,000                  445,550

Lamar Advertising                                                                                11,500  (a)             360,755

Liberty Media, Cl. A                                                                             72,000  (a)             661,680

Staples                                                                                          30,000  (a)             519,300

TJX Cos.                                                                                         54,100                  869,387

Target                                                                                           45,600                1,306,440

Tiffany & Co.                                                                                    17,000                  407,490

USA Interactive                                                                                  27,200  (a)             667,216

Viacom, Cl. B                                                                                    40,365  (a)           1,498,752

                                                                                                                      10,846,044

CONSUMER STAPLES--5.5%

Altria Group                                                                                     24,000                  927,600

Coca-Cola                                                                                        21,000                  844,620

Colgate-Palmolive                                                                                 7,000                  352,170

Kimberly-Clark                                                                                    8,400                  384,972

Kraft Foods                                                                                      43,200                1,279,152

PepsiCo                                                                                          27,000                1,034,640

Procter & Gamble                                                                                 18,100                1,481,666

UST                                                                                              16,000                  461,280

                                                                                                                       6,766,100

ENERGY--6.1%

Anadarko Petroleum                                                                               27,000                1,244,160

Exxon Mobil                                                                                      87,576                2,979,336

Ocean Energy                                                                                     47,000                  943,290

Schlumberger                                                                                     24,000                  998,640

Transocean                                                                                       17,000                  385,900

XTO Energy                                                                                       38,000                  957,980


6                                                                                                                       7,509,306


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL--14.7%

American Express                                                                                 17,900                  601,082

American International Group                                                                     51,351                2,531,090

Bank of America                                                                                  20,300                1,405,572

Bank of New York                                                                                 40,000                  911,200

Bank One                                                                                         14,000                  504,420

Citigroup                                                                                        70,733                2,358,238

Countrywide Financial                                                                            10,000                  533,900

Federal Home Loan Mortgage                                                                       16,000                  874,400

Federal National Mortgage Association                                                            18,600                1,192,260

FleetBoston Financial                                                                            33,600                  825,216

Goldman Sachs Group                                                                               8,200                  569,490

Household International                                                                          18,900                  527,877

J.P. Morgan Chase & Co.                                                                          13,920                  315,706

MBNA                                                                                             29,000                  401,650

Marsh & McLennan Cos.                                                                            14,000                  569,800

Morgan Stanley                                                                                   25,600                  943,360

St. Paul Cos.                                                                                    14,800                  456,728

Travelers Property Casualty, Cl. A                                                               48,969                  766,365

Travelers Property Casualty, Cl. B                                                                6,101                   97,006

U.S. Bancorp                                                                                      4,000                   83,680

Wells Fargo & Co.                                                                                27,000                1,224,450

XL Capital, Cl. A                                                                                 6,000                  425,640

                                                                                                                      18,119,130

HEALTH CARE--9.6%

Abbott Laboratories                                                                              13,000                  463,060

Amgen                                                                                            13,000  (a)             710,320

Anthem                                                                                            8,200  (a)             488,802

Bard (C.R.)                                                                                       8,000                  472,800

Bristol-Myers Squibb                                                                             18,900                  440,370

HCA                                                                                              24,300                1,002,132

Johnson & Johnson                                                                                18,200                  954,590

Lilly (Eli) & Co.                                                                                12,400                  701,344

Merck & Co.                                                                                      29,400                1,550,850

Pfizer                                                                                           72,000                2,147,040

Pharmacia                                                                                        18,000                  743,760

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Teva Pharmaceutical Industries, ADR                                                              16,000                  604,480

WellPoint Health Networks                                                                        14,000  (a)             952,140

Wyeth                                                                                            16,500                  581,625

                                                                                                                      11,813,313

INDUSTRIALS--6.1%

Boeing                                                                                           16,000                  440,960

CSX                                                                                              17,000                  456,620

Danaher                                                                                          10,000                  650,200

Emerson Electric                                                                                 11,000                  517,770

First Data                                                                                       18,000                  623,700

General Electric                                                                                108,000                2,597,400

Norfolk Southern                                                                                 18,400                  350,704

Raytheon                                                                                         10,000                  270,800

3M                                                                                                5,000                  626,850

Tyco International                                                                               28,000                  414,400

United Technologies                                                                               8,400                  492,072

                                                                                                                       7,441,476

INFORMATION TECHNOLOGY--12.4%

Accenture, Cl. A                                                                                 30,500  (a)             467,870

Analog Devices                                                                                   20,000  (a)             583,200

Applied Materials                                                                                18,000  (a)             233,640

Cisco Systems                                                                                    67,000  (a)             936,660

Computer Sciences                                                                                16,600  (a)             518,916

Dell Computer                                                                                    38,000  (a)           1,024,480

EMC                                                                                              66,000                  487,740

Hewlett-Packard                                                                                  45,868                  727,008

Intel                                                                                           103,200                1,780,200

International Business Machines                                                                  19,000                1,481,050

Jabil Circuit                                                                                    32,000  (a)             531,520

KLA-Tencor                                                                                       19,000  (a)             679,250

Microsoft                                                                                       126,000                2,986,200

Motorola                                                                                         51,800                  436,156

National Semiconductor                                                                           14,400  (a)             246,672

Nokia, ADR                                                                                       31,000                  410,130

Oracle                                                                                           94,000  (a)           1,124,240

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Teradyne                                                                                         12,300  (a,b)           142,557

Xilinx                                                                                           20,000  (a)             458,000

                                                                                                                      15,255,489

MATERIALS--2.2%

Alcoa                                                                                            17,000                  348,500

Dow Chemical                                                                                     18,000                  491,400

duPont (E.I.) deNemours                                                                           7,000                  256,690

International Paper                                                                              18,000                  630,540

PPG Industries                                                                                   11,000                  510,400

Weyerhaeuser                                                                                     10,000                  498,500

                                                                                                                       2,736,030

TELECOMMUNIATION SERVICES--2.4%

BellSouth                                                                                        25,000                  541,750

SBC Communications                                                                               58,400                1,214,720

Verizon Communications                                                                           34,000                1,175,720

                                                                                                                       2,932,190

UTILITIES--.7%

Exelon                                                                                           10,000                  491,500

Progress Energy                                                                                   8,000                  311,200

                                                                                                                         802,700

TOTAL COMMON STOCKS

   (cost $97,039,674)                                                                                                 84,221,778
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.2%
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS;

EXCO Resources,

  Cum. Conv., $1.05

   (cost $304,054)                                                                               14,465                  254,439
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

BONDS AND NOTES--30.0%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES--.7%

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1997-1, Cl. C, 7.53%, 1/2/2004                                                          730,477                  579,732

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES (CONTINUED)

Continental Airlines,

  Pass-Through Ctfs.,

      Ser. 1999-1, Cl. A, 6.545%, 8/2/2020                                                      124,560                  105,151

      Ser. 2000-2, Cl. A1, 7.707%, 4/2/2021                                                     138,145                  114,515

U.S. Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 10/15/2009                                                                    114,798  (c)              20,090

                                                                                                                         819,488

ASSET-BACKED CERTIFICATES--.5%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 7/15/2014                                                        523,000                  546,901

AUTO MANUFACTURING--.5%

Ford Motor Credit,

   Notes, 7.875%, 6/15/2010                                                                     234,000                  234,102

GMAC,

   Bonds, 8%, 11/1/2031                                                                         306,000                  308,186

                                                                                                                         542,288

BANKING--.4%

Bank of America,

   Sr. Notes, 4.875%, 9/15/2012                                                                 225,000                  230,671

Citigroup,

   Sub. Notes, 5.625%,8/27/2012                                                                 225,000  (b)             242,827

                                                                                                                         473,498

CABLE & MEDIA--.3%

TCI Communication Financing III Bonds,

   Capital Securities, 9.65%, 3/31/2027                                                         212,000                  224,720

Viacom,

   Gtd. Sr. Notes, 6.625%, 5/15/2011                                                            126,000                  145,149

                                                                                                                         369,869

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.3%

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2/12/2016                                                     570,000  (d,e)           618,593

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2/10/2016                                                  1,342,000                1,474,631

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 1/15/2032                                                         696,730  (d)             770,064

                                                                                                                       2,863,288

10
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONGLOMERATES--.3%

General Electric Capital Corp,

   Notes, Ser. A, 5.45%, 1/15/2013                                                              190,000                  200,410

General Electric,

   Notes, 5%, 2/1/2013                                                                          210,000                  216,924

                                                                                                                         417,334

CONSUMER PRODUCTS--.1%

Newell Rubbermaid,

   Notes, 4.625%, 12/15/2009                                                                    145,000  (b)             148,861

ELECTRIC UTILITIES--.6%

Consolidated Edison of New York,

   Debs., 4.875%, 2/1/2013                                                                      290,000  (b)             299,188

Long Island Lighting,

   Debs., 8.2%, 3/15/2023                                                                       438,000                  456,663

                                                                                                                         755,851

ELECTRONICS--.3%

Hewlett-Packard,

   Notes, 5.75%, 12/15/2006                                                                     330,000                  359,888

FINANCIAL--.7%

Goldman Sachs Group,

   Notes, 6.125%, 2/15/2033                                                                     225,000                  227,153

Household Finance,

   Notes, 7%, 5/15/2012                                                                         180,000                  204,139

Renaissancere,

   Notes, 5.875%, 2/15/2003                                                                     200,000                  204,648

USA Education,

   Notes, Ser. A, 5.625%, 4/10/2007                                                             227,000                  249,351

                                                                                                                         885,291

INFORMATION TECHNOLOGY--.2%

International Business Machines,

   Bonds, 4.75%, 11/29/2012                                                                     255,000                  262,497

LIFE INSURANCE--.1%

Metlife,

   Sr. Notes, 5.375%, 12/15/2012                                                                155,000  (b)             164,901

MINING AND METALS--.2%

Alcoa,

   Notes, 6%, 1/15/2012                                                                         206,000                  228,760

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGE BANKING--.5%

Countrywide Home Loans, Gtd. Notes,

   Ser. K, 5.625%, 5/15/2007                                                                    600,000                  650,473

PAPER & FOREST PRODUCTS--.2%

Weyerhaeuser,

   Notes, 6.75%, 3/15/2012                                                                      190,000                  210,195

PUBLISHING--.1%

Thomson,

   Bonds, 5.75%, 2/1/2008                                                                       125,000                  137,041

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.4%

IMPAC Secured Assets CMN Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 1/25/2023                                                     1,900,000                1,925,365

Norwest Asset Securities Corporation:

   Ser. 1997-11, Cl.B2, 7%, 8/25/2027                                                           253,660                  253,341

   Ser. 1998-2, Cl.B2, 6.5%, 2/25/2028                                                          674,855                  718,128

                                                                                                                       2,896,834

RETAIL STORES--.1%

Fred Meyer,

   Gtd. Notes, 7.375%, 3/1/2005                                                                 135,000                  146,166

STRUCTURED INDEX--3.2%

Morgan Stanley Tracers:

   Notes, 5.878%, 3/1/2007                                                                    1,305,000  (d,f)         1,404,192

   Notes, 7.252%, 9/15/2011                                                                     224,000  (d,f)           254,836

   Notes, 7.22%, 9/15/2011                                                                    1,504,000  (d,f)         1,711,044

   Notes, 6.799%, 6/15/2012                                                                     510,000  (d,f)           568,526

                                                                                                                       3,938,598

TELECOMMUNICATIONS--1.0%

British Telecommunications,

   Notes, 8.125%, 12/15/2010                                                                    262,000                  318,051

France Telecom,

   Notes, 7.75%,3/1/ 2011                                                                       412,000                  488,887

Verizon Florida,

   Debs., 6.125%, 1/15/2013                                                                     243,000                  266,102

Verizon Global Funding,

   Notes, 6.875%, 6/15/2012                                                                     143,000                  163,759

                                                                                                                       1,236,799

TOBACCO--.6%

Philip Morris Cos.,

   Notes, 7.65%, 7/1/2008                                                                       241,000                  280,167

12


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TOBACCO (CONTINUED)

UST,

   Notes, 6.625%, 7/15/2012                                                                     414,000                  466,908

                                                                                                                         747,075

U.S. GOVERNMENT AGENCIES/MORTGAGE--BACKED--14.7%

Federal Home Loan Mortgage Corp.,

   6.5%,                                                                                        196,000  (g)             205,126

Federal National Mortgage Association,

  Mortgage-Backed:

      5.5%                                                                                      730,000  (g)             747,104

      6%                                                                                        950,000  (g)             988,000

      6.2%, 1/1/2011                                                                          1,322,234                1,494,240

      6.5%, 8/15/2021                                                                           886,712                  894,825

      6.88%, 2/1/2028                                                                           945,515                1,084,089

      Sub Notes,

         8%, 1/1/2030-11/1/2030                                                               1,083,988                1,176,343

Government National Mortgage Association I:

   5.5%                                                                                         807,000  (g)             830,451

   6%                                                                                           250,000  (g)             261,405

   6.5%                                                                                         320,000  (g)             337,098

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,197,000  (h)           2,719,813

U.S. Treasury Notes:

   1.25%, 1/31/2005                                                                             345,000                  345,957

   3.75%, 2/15/2013                                                                           6,900,000                7,003,776

                                                                                                                      18,088,227

TOTAL BONDS AND NOTES

   (cost $35,467,941)                                                                                                 36,890,123
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--7.0%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     2,854,333  (i)           2,854,333

Dreyfus Institutional Cash Advantage Plus Fund                                                2,854,333  (i)           2,854,333

Dreyfus Institutional Preferred Plus Money Market Fund                                        2,854,334  (i)           2,854,334

TOTAL OTHER INVESTMENTS

   (cost $8,563,000)                                                                                                   8,563,000

                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
SHORT-TERM INVESTMENTS--2.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.13%, 4/24/2003                                                                             350,000  (k)             349,412

   1.15%, 5/22/2003                                                                             180,000                  179,532

   1.18%, 5/29/2003                                                                           1,175,000                1,171,675

   1.17%, 8/28/2003                                                                           1,175,000  (j)           1,168,244

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,868,632)                                                                                                   2,868,863
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--.6%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Instutional Preferred Money Market Fund

   (cost $728,350)                                                                              728,350                  728,350
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $144,971,651)                                                              108.6%             133,526,553

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (8.6%)            (10,596,411)

NET ASSETS                                                                                        100.0%             122,930,142

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $709,690 AND THE
     TOTAL MARKET VALUE OF THE COLLATERIAL HELD BY FUND IS $728,350.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1993. THESE SECURITIES MAY BE SOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28,
     2003 THESE SECURITIES AMOUNT TO $5,327,255 OR 4.3% OF THE NET ASSETS.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(G)  PURCHASE ON A FORWARD COMMITMENT BASIS.

(H)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSE IS PERIODICALLY ADJUSTED BASED ON A
     CHANGES TO THE CONSUMER PRICE INDEX.

(I)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS-SEE NOTE 3(D).

(J)  PARTIALLY HELD BY A BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

(K)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.



SEE NOTES TO FINANIAL STATEMENTS.

14


STATEMENT OF FINANCIAL FUTURES

February 28, 2003 (Unaudited)


                                                                   Market Value                                       Unrealized
                                                                     Covered by                                    (Depreciation)
                                             Contracts             Contracts ($)           Expiration            at 2/28/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT:

U.S. Treasury 10 Year Notes                         29                3,345,875             June 2003                    (17,484)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                    The Fund 15



STATEMENT OF SECURITIES SOLD SHORT

February 28, 2003 (Unaudited)


                                                       Shares         Value ($)
--------------------------------------------------------------------------------

COMMON STOCKS

Teva Pharmaceutical Industries, ADR

   (proceeds $149,288)                                  4,000          151,120

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $709,690)    144,971,651  133,526,553

Cash                                                                      2,040

Receivable for investment securities sold                               650,582

Interest and dividends receivable                                       394,965

Receivable from brokers for proceeds on securities sold short           149,288

Receivable for shares of Common Stock subscribed                          1,980

Prepaid expenses                                                          8,706

                                                                     134,734,114
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            84,153

Payable for investment securities purchased                          10,456,890

Liability for securities loaned--Note 1(c)                              728,350

Securities sold short, at value (proceeds $149,288)
  --See Statement of Securities Sold Short                              151,120

Payable for shares of Common Stock redeemed                             147,782

Payable for futures variation margin--Note 4                             12,234

Accrued expenses                                                        223,443

                                                                     11,803,972
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      122,930,142
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     159,222,811

Accumulated distributions in excess of investment income--net           (97,654)

Accumulated net realized gain (loss) on investments                 (24,730,601)

Accumulated net unrealized appreciation
  (depreciation) on investments [including ($17,484)
  net unrealized (depreciation) on financial futures]               (11,464,414)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      122,930,142
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      11,036,981

NET ASSET VALUE, offering and redemption price per share ($)              11.14

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,132,427

Cash dividends (net of $277 foreign taxes withheld at source)          830,527

Income on securities lending                                             2,023

TOTAL INCOME                                                         1,964,977

EXPENSES:

Management fee--Note 3(a)                                              434,148

Shareholder servicing costs--Note 3(b)                                 314,403

Professional fees                                                       32,019

Custodian fees--Note 3(b)                                               14,781

Prospectus and shareholders' reports                                     9,814

Registration fees                                                        9,586

Directors' fees and expenses--Note 3(c)                                  6,133

Interest expense--Note 2                                                 3,688

Loan commitment fees--Note 2                                               931

Dividends on securities sold short                                         270

Miscellaneous                                                            5,383

TOTAL EXPENSES                                                         831,156

INVESTMENT INCOME--NET                                               1,133,821
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 (6,441,156)

  Short sale transactions                                               (3,218)

Net realized gain (loss) on financial futures                         (113,277)

NET REALIZED GAIN (LOSS)                                            (6,557,651)

Net unrealized appreciation (depreciation) on investments
  [including ($77,337) net unrealized (depreciation)
  on financial futures]                                             (2,047,297)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (8,604,948)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (7,471,127)

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,133,821             3,674,331

Net realized gain (loss) on investments        (6,557,651)          (17,374,841)

Net unrealized appreciation (depreciation)
   on investments                              (2,047,297)          (13,978,042)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (7,471,127)          (27,678,552)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,752,931)           (4,288,934)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   7,878,318            39,508,604

Dividends reinvested                            1,714,690             4,182,745

Cost of shares redeemed                       (36,918,495)          (47,253,705)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (27,325,487)           (3,562,356)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (36,549,545)          (35,529,842)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           159,479,687           195,009,529

END OF PERIOD                                 122,930,142           159,479,687

Undistributed (distributions in excess of)
   investment income--net                         (97,654)              576,469
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       686,375             2,965,005

Shares issued for dividends reinvested            151,255               311,891

Shares redeemed                                (3,233,728)           (3,615,624)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (2,396,098)            (338,728)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                   Six Months Ended
                                   February 28, 2003                                    Year Ended August 31,
                                                       -----------------------------------------------------------------------------

                                          (Unaudited)            2002(a)         2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                         11.87            14.16           16.42           16.51          15.19         18.15

Investment Operations:

Investment income--net                           .09(b)           .27(b)          .39(b)          .41(b)         .42(b)        .47

Net realized and unrealized
   gain (loss) on investments                   (.69)           (2.25)          (1.65)           1.54           2.43          (.88)

Total from Investment
   Operations                                   (.60)           (1.98)          (1.26)           1.95           2.85          (.41)

Distributions:

Dividends from investment
   income--net                                  (.13)            (.31)           (.39)           (.43)          (.45)         (.46)

Dividends from net realized
   gain on investments                            --               --            (.61)          (1.61)         (1.08)        (2.09)

Total Distributions                             (.13)            (.31)          (1.00)          (2.04)         (1.53)        (2.55)

Net asset value, end of period                 11.14            11.87           14.16           16.42          16.51         15.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               (5.04)(c)       (14.21)          (7.87)          12.62          19.37         (2.99)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                         .57(c)          1.01             .81             .96            .94           .91

Ratio of interest expense and
   loan commitment fees
   to average net assets                         .00(c,d)         .00(d)           --             .00(d)         .03            --

Ratio of net investment income
   to average net assets                         .78(c)          2.02            2.60            2.54           2.62          2.76

Portfolio Turnover Rate                       145.55(c)        200.50          295.43          160.38         162.40        177.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               122,930          159,480         195,010         198,578        188,215       359,521

(A)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND
     UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.13% TO 2.02%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Balanced  Fund,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used.

                                                                The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $876 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities

22

loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $4,176,001 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied $89,710 of the carryover expires in fiscal 2009 and $4,086,291 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002, was as follows: ordinary income $4,288,934. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended February 28, 2003 was approximately $443,600, with a related weighted average annualized interest rate of 1.65%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2003, the fund was charged $70,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $33,181 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $14,781 pursuant to the custody agreement.

24

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money markets funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended February 28, 2003, the fund derived $58,181 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

(E) During the period ended February 28, 2003, the fund incurred total brokerage commissions of $71,582, of which $150 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended February 28, 2003:

                                       Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       204,238,380          226,745,188

Short sale transactions                     688,402              834,472

     TOTAL                              204,926,782          227,579,660

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases

                                                                The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. Securities sold short at February 28, 2003, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 2003 are set forth in the Statement of Financial Futures.

At February 28, 2003, accumulated net unrealized depreciation on investments was
$11,445,098,   consisting   of  $6,673,798  gross  unrealized  appreciation  and
$18,118,896 gross unrealized depreciation.

26

NOTES

                  For More Information

                        Dreyfus Balanced
                        Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  222SA0203